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                                                                   EXHIBIT 23(i)
                                                                   -------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 28, 1996, included in Choice Hotels International, Inc.'s Form 10/A-4 dated October 10, 1996 and to all references to our Firm included in this registration statement.




                                         ARTHUR ANDERSEN LLP



Washington, D.C.
December 10, 1996